UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2013

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DS HEALTHCARE GROUP, INC.

(Exact name of registrant as specified in its charter)

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Florida	000-53680	20-8380461
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Green Road, Pompano Beach, Florida 33064

 (Address of principal executive offices) (Zip Code)

(888) 404-7770

Registrant’s telephone number, including area code

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant.

On October 4, 2013, DS Healthcare Group, Inc. dismissed Cherry Bekaert LLP as its independent registered public accounting firm and engaged Marcum LLP as our independent registered public accounting firm.  Cherry Bekaert LLP audited our financial statements for the periods ended December 31, 2012 and 2011.  The dismissal of Cherry Bekaert LLP was approved by our Audit Committee on October 4, 2013.  Cherry Bekaert LLP did not resign or decline to stand for re-election.

Neither the report of Cherry Bekaert LLP dated April 24, 2013 on our balance sheets as of December 31, 2012 and 2011 and the related statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2012 and 2011 nor the report of Cherry Bekaert LLP dated April 4, 2012 on our balance sheet as of December 31, 2011 and the related statements of operations, stockholders’ equity and cash flows for the year ended December 31, 2011 contained an adverse opinion or a disclaimer of opinion, nor were either such report qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report dated April 24, 2013 contained an explanatory paragraph indicating that there is substantial doubt about the Company’s ability to continue as a going concern.

During our two most recent fiscal years and the subsequent interim period preceding our decision to dismiss Cherry Bekaert LLP we had no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of Cherry Bekaert LLP would have caused it to make reference to the subject matter of the disagreement in connection with its report and no “reportable events” as defined in Item 304(a)(i)(v) of Regulation S-K were communicated except certain material weaknesses in the internal controls over financial reporting as discussed in the Form 10-K for the years ended December 31, 2012 and 2011.

During our two most recent fiscal years and the subsequent interim period prior to retaining Marcum LLP (1) neither we nor anyone on our behalf consulted Marcum LLP regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K, and (2) Marcum LLP did not provide us with a written report or oral advice that they concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue.

We provided Cherry Bekaert LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree.  A copy of the letter provided by Cherry Bekaert LLP is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

16.1	Letter dated October 10, 2013 from Cherry Bekaert LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DS HEALTHCARE GROUP, INC.

By:	/s/ Daniel Khesin
Name:	Daniel Khesin
Title:	Chief Executive Officer and Chief Financial Officer

Dated:  October 10, 2013